SUPPLEMENT DATED JUNE 1, 2018

TO THE PROSPECTUSES DATED MAY 1, 2018 FOR
INSURED SERIES POLICY
ISP CHOICE (With Four Premium Payment Period Options)
ISP CHOICE (With Two Premium Payment Period Options)
FIRST CHOICE
TAX TAMER I
FIRST CHOICE BONUS ANNUITY
SPVL A MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
VARIABLE UNIVERSAL LIFE INSURANCE POLICY
OFFERED BY FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

FIRST INVESTORS LIFE SERIES FUNDS PROSPECTUS
DATED MAY 1, 2018

1.	In “The Funds Summary Section” of the First Investors Life Series Funds prospectus for First Investors Life Series Government Cash Management Fund:

•	the Annual Fund Operating Expenses table is deleted and replaced with the following:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.44%
Total Annual Fund Operating Expenses	1.19%
Fee Limitation and/or Expense Reimbursement [1]	0.49%
Total Annual Fund Operating Expenses After Fee Limitation and/or Expense Reimbursement	0.70%
1. The Adviser and transfer agent have contractually agreed to limit fees and/or reimburse expenses of the Fund until at least June 1, 2019, to the extent that Total Annual Fund Operating Expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) exceed 0.70%.  The Adviser and the transfer agent can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Adviser or the transfer agent, respectively, provided that such repayment does not cause the Fund’s expenses to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the Expense Limitation Agreements.  The fee limitation and/or expense reimbursement may be terminated or amended prior to June 1, 2019, only with the approval of the Fund’s Board of Trustees.

•
the paragraph under the heading “Example” is amended to reflect that the Example assumes all of the Fund’s operating expenses remain the same except that it incorporates the fee limitation/expense reimbursement arrangement through June 1, 2019.

•	the table under the heading “Example” is deleted and replaced with the following:
	1 year	3 years	5 years	10 years
Government Cash Management Fund	$72	$329	$607	$1,400

2.
In the “Fund Management In Greater Detail” section of the First Investors Life Series Funds prospectus, the second and fourth sentence  in the third paragraph under the heading “The Adviser” are deleted and replaced with the following:

The waivers that are voluntary (rather than contractual) are not reflected in the Annual Fund Operating Expenses tables, which are located in “The Funds Summary Section” of this prospectus and may be discontinued at any time by FIMCO without notice.

3.	The last sentence in Appendix A to the ISP Choice (with two premium payment period options) prospectus is deleted and replaced with the following:

The riders discussed in this prospectus are approved in all states except Alaska, Montana and South Dakota.

4.
On May 17, 2018, the Board of Trustees of the First Investors Life Series Funds (the “Trust”), upon the recommendation of Foresters Investment Management Company, Inc. (“FIMCO”), the investment adviser for each series of the Trust, approved a plan to liquidate and terminate (the “Liquidation”) the First Investors Life Series Real Estate Fund (the “Fund”), a series of the Trust.  It is anticipated that the Liquidation will be completed during the third quarter of 2018 or as soon thereafter as review of the Liquidation is completed, if required, by any applicable insurance regulators (the “Liquidation Date”).  A shareholder vote is not required to approve the Liquidation.

Owners of the variable annuity contracts and variable life insurance policies (each, a “Contract”) issued by an  insurance company that offers the Fund as an investment option should consult with their representatives or contact Foresters Life Insurance and Annuity Company, Raritan Plaza 1, Edison, New Jersey 08818-7836 or call toll free 1-800-832-7783 regarding the following:

•	The possibility of transferring the value of their Contract currently allocated to the Fund to other subaccounts investing in mutual funds advised by FIMCO; and

•	The redirection of their Contract value that will occur on or about the Liquidation Date.

A letter will be sent to holders of Contracts, setting forth various options and instructions with respect to the Liquidation.

The Liquidation is not expected to be a taxable event for the Fund or for holders of a Contract.  Contract holders should consult their tax advisors regarding the tax treatment of the Liquidation.

In order to provide for an orderly liquidation and satisfy redemptions in anticipation of the Liquidation, the Fund likely will no longer pursue its investment objectives and strategies between now and the Liquidation Date.

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Please retain this Supplement for future reference.

LSFIL618